SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  March 3, 2006

                       IMAGE TECHNOLOGY LABORATORIES, INC.


             (Exact name of Registrant as Specified in its Charter)


           Delaware                                   22-53531373
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)






                              602 Enterprise Drive
                            KINGSTON, NEW YORK 12401
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       Registrant's Telephone Number, Including Area Code: (845) 338-3366

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On March 3, 2006, Image Technology Laboratories, Inc. (the "Company") engaged Berenson LLP ("Berenson") to act as the Company's new independent registered accounting firm and auditors. This engagement was recommended and approved by Unanimous Written Consent of the board of directors of the Company as of March 3, 2006. During the two most recent fiscal years, and the interim period preceding the engagement, the Company has not consulted Berenson regarding any of the matters set forth in Item 304 (a)(2)(i) or (ii) of Regulation S-B.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 9, 2006

                          IMAGE TECHNOLOGY LABORATORIES, INC.



                          BY: /S/ LEWIS EDWARDS
                          -------------------------
                          LEWIS EDWARDS,
                          CHAIRMAN AND CHIEF TECHNOLOGY OFFICER
                          (PRINCIPAL EXECUTIVE, FINANCIAL AND
                          ACCOUNTING OFFICER)